Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Coca-Cola Bottling Co. Consolidated (the “Company”) on Form 10-Q for the quarter ending July 4, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, J. Frank Harrison, III, Chairman of the Board of Directors and Chief Executive Officer of the Company, and James E. Harris, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Frank Harrison, III

J. Frank Harrison, III Chairman of the Board of Directors and Chief Executive Officer August 13, 2010

/s/ James E. Harris

James E. Harris Senior Vice President and Chief Financial Officer August 13, 2010